March 11, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Separate Account VA-6NY of Transamerica Life Insurance Company of New York

File No. 333-47219, 811-08677, CIK 1044601

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-6NY of Transamerica Life Insurance Company of New York, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: AEGON/Transamerica Series Fund, Inc.; The Alger American Fund; Alliance Variable Products Series Fund, Inc.; Dreyfus Variable Investment Fund—Service Class; Janus Aspen Series; MFS® Variable Insurance TrustSM; Morgan Stanley Universal Institutional Funds, Inc.; OCC Accumulation Trust; and PIMCO Variable Insurance Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series, Fund (CIK: 778207) filed February 27, 2003
•	The Alger American Fund (CIK: 832566) filed February 26, 2003
•	Alliance Variable Products Series Fund, Inc. (CIK: 825316) filed February 21, 2003
•	Dreyfus Variable Investment Fund—Service Class (CIK: 813383) filed March 4, 2003
•	Janus Aspen Series (CIK: 906185) filed February 21, 2003
•	MFS® Variable Insurance TrustSM (CIK: 918571) filed February 14, 2003
•	Morgan Stanley Universal Institutional Funds, Inc. (CIK: 1011378) filed March 4, 2003
•	OCC Accumulation Trust (CIK: 923185) filed March 3, 2003
•	PIMCO Variable Insurance Trust (CIK: 1047304) filed March 7, 2003

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed

Brenda D. Sneed

Assistant General Counsel